SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                     FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 7, 2001


                            Community West Bancshares
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          California                  000-23575                 77-0446957
----------------------------     -------------------     -----------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)            Identification Number)


    445 Pine Avenue, Goleta, California,                           93117
    -----------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)


                                 (805) 692-1862
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 7

ITEM  2.     DISPOSITION  OF  ASSETS

     Community West Bancshares (the "Registrant") filed a Current Report on Form 8-K dated August 24, 2001 to report the sale of its subsidiary, Palomar Community Bank to Centennial First Financial Services (OTCBB:CFFX). This Current Report on Form 8-K is being submitted to provide and exhibit pro forma financial statements for informational purposes and to comply with SEC guidelines.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Not  applicable
(b)  Pro  Forma  Financial  Information

     Introduction to Unaudited Pro Forma Consolidated Financial Statements Unaudited Pro Form Consolidated Balance Sheet as of June 30, 2001
     Notes  to  Unaudited  Pro  Forma  Consolidated  Balance  Sheet
     Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000
     Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2001
     Notes  to  Unaudited  Pro  Forma  Consolidated  Statement  of  Operations

(c)  Not  applicable


--------------------------------------------------------------------------------



                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 7, 2001                    COMMUNITY  WEST  BANCSHARES

                                               By:    /s/  Lynda  Pullon  Radke
                                                      -------------------------
                                                      Lynda  Pullon  Radke
                                                      Senior Vice President and
                                                      Chief  Financial Officer

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS REFLECTING
                            THE DISPOSITION OF ASSETS



     The following unaudited pro forma consolidated balance sheet was prepared from the unaudited consolidated balance sheet of Community West Bancshares for the six months ended June 30, 2001.

     The following unaudited pro forma consolidated statements of operations were prepared from the audited consolidated statement of operations of Community West Bancshares for the year ended December 31, 2000 and from the unaudited consolidated statement of operations of Community West Bancshares for the six months ended June 30, 2001.

     The asset disposition of Palomar Community Bank is assumed to have occurred on June 30, 2001 for the unaudited pro forma consolidated balance sheet and statement of operations and for the statement of operations year ended December 31, 2000. To conform with SEC guidance with regards to pro forma presentation, the pro forma statements of operations for the year ended December 31, 2000 and June 30, 2001 do not reflect asset impairments, gain or losses associated with the disposition of Palomar Community Bank. The impairment charge reflected in the audited December 31, 2000 statement of operations has been eliminated to arrive at the unaudited pro forma consolidated statement of operations for the year ended December 31, 2000.

     The unaudited pro forma consolidated financial statements are for informational purposes and do not provide guarantees of future performance. The following unaudited consolidated pro forma financial statements should be read in conjunction with the accompanying notes. The pro forma financial statements are based on Community West Bancshares Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10Q for the six months ended June 30, 2001.

The following is a preliminary calculation of the estimated impact to the statement of operations resulting in the disposition of Palomar Community Bank:


                                                                 Community West
                                                                   Bancshares

     Cash Proceeds                                              $ 10,500,000.00
     Less: Net book value of equity disposed of                 $ (7,320,691.00)
     Less: Net other comprehensive income                       $    (14,461.00)
     Less: Estimated goodwill, net of accumulated amortization  $ (3,341,746.00)


                                                                ----------------
           Estimated gain before income taxes                   $   (176,898.00)
                                                                ----------------

     Less: Estimated income taxes                               $ (1,000,000.00)

                                                                ----------------
           Estimated loss                                       $ (1,176,898.00)
                                                                ----------------

COMMUNITY WEST BANCSHARES
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2001


                                                                   Community West Bancshares    Pro Forma Adjustments
                                                                        Consolidated
                                                                 ---------------------------  ------------------------
ASSETS
Cash and due from banks                                          $                7,940,790   $            10,500,000  (a)
                                                                                                           (1,941,472) (b)
Federal funds sold                                                               21,347,553               (11,867,553) (b)
                                                                 ---------------------------  ------------------------
  Cash and cash equivalents                                                      29,288,343                (3,309,025)

Time deposits in other financial institutions                                     3,555,000                (2,769,000) (b)
Federal Reserve Bank and Federal Home Loan Bank stock, at cost                    1,084,173                  (309,100) (b)
Investment securities held-to-maturity                                              400,260
Investment securities available-for-sale                                          3,239,699                (3,239,699) (b)
Interest only strips, at fair value                                               9,292,441
Loans:
  Held for sale, at lower of cost or fair market value                           43,701,233
  Securitized loans, net of allowance for loan losses                           165,409,777
  Held for investment, net of allowance for loan losses                         132,248,871               (54,683,641) (b)
Servicing assets                                                                  2,676,015
Other real estate owned, net                                                        237,852
Premises and equipment, net                                                       3,648,143                  (244,822) (b)
Intangible assets, net                                                            3,341,746                (3,341,746) (c)
Accrued interest receiveable and other assets                                     9,871,702                  (962,397) (b)

                                                                 ---------------------------  ------------------------
TOTAL ASSETS                                                     $              407,594,995   $           (68,859,430)
                                                                 ===========================  ========================


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Deposits:
  Noninterest-bearing demand                                     $               40,921,236   $            (9,988,348) (b)
  Interest-bearing demand                                                        35,701,052               (16,702,406) (b)
  Savings                                                                        16,916,494                (5,537,989) (b)
  Time certificates of $100,000 or more                                          79,183,888                (8,587,699) (b)
  Other time certificates                                                        74,519,667               (26,595,369) (b)
                                                                 ---------------------------  ------------------------

  TOTAL DEPOSITS                                                                247,242,337               (67,411,811)

Bonds payable in connections with securitized loans,
net of issuance costs                                                           111,158,454
Other borrowings                                                                  5,500,000
Accrued interest payable and other liabilities                                    4,040,919                (1,270,721) (b)
                                                                 ---------------------------  ------------------------

   TOTAL LIABILITIES                                                            367,941,710               (68,682,532)
                                                                 ---------------------------  ------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock                                                                     31,443,599               (12,485,348) (b)
Retained earnings                                                                 8,595,485                 1,822,911  (b)
                                                                                                           10,500,000  (a)
Accumulated other comprehensive gain (loss)                                          14,461                   (14,461) (b)
                                                                 ---------------------------  ------------------------

  TOTAL STOCKHOLDERS' EQUITY                                                     40,053,545                  (176,898)

                                                                 ---------------------------  ------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $              407,995,255   $           (68,859,430)
                                                                 ===========================  ========================


                                                                  Community West Bancshares
                                                                   Pro Forma Consolidated
                                                                 ---------------------------

ASSETS
Cash and due from banks                                                          $16,499,318

Federal funds sold                                                                 9,480,000
                                                                 ---------------------------
    Cash and cash equivalents                                                     25,979,318

Time deposits in other financial institutions                                        786,000
Federal Reserve Bank and Federal Home Loan Bank stock, at cost                       775,073
Investment securities held-to-maturity                                               400,260
Investment securities available-for-sale                                                   -
Interest only strips, at fair value                                                9,292,441
Loans:
   Held for sale, at lower of cost or fair market value                           43,701,233
   Securitized loans, net of allowance for loan losses                           165,409,777
   Held for investment, net of allowance for loan losses                          77,565,230
Servicing assets                                                                   2,676,015
Other real estate owned, net                                                         237,852
Premises and equipment, net                                                        3,403,321
Intangible assets, net                                                                     -
Accrued interest receiveable and other assets                                      8,909,305

                                                                 ---------------------------
TOTAL ASSETS                                                     $               338,735,565
                                                                 ===========================


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Deposits:
   Noninterest-bearing demand                                    $                30,932,888
   Interest-bearing demand                                                        18,998,646
   Savings                                                                        11,378,505
   Time certificates of $100,000 or more                                          70,596,189
   Other time certificates                                                        47,924,298
                                                                 ---------------------------

   TOTAL DEPOSITS                                                                179,830,526

Bonds payable in connections with securitized loans,
net of issuance costs                                                            111,158,454
Other borrowings                                                                   5,500,000
Accrued interest payable and other liabilities                                     2,770,198
                                                                 ---------------------------

   TOTAL LIABILITIES                                                             299,259,178
                                                                 ---------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock                                                                      18,958,251
Retained earnings
                                                                                  20,918,396
Accumulated other comprehensive gain (loss)                                                -
                                                                 ---------------------------

   TOTAL STOCKHOLDERS' EQUITY                                                     39,876,647

                                                                 ---------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $               339,135,825
                                                                 ===========================



             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

December 2000, the Registrant entered into a definitive agreement to sell its subsidiary, Palomar Community Bank for $10.5 in cash.
The transaction closed in August of 2001. Pursuant to pro forma presentation guidelines, the unaudited pro forma consolidated balance sheet as of June 30, 2001 is presented as if the transaction had occurred on June 30, 2001.

The following adjustments have been made to the unaudited pro forma consolidated balance sheet:

                                   (a)  To  record  the  sale  proceeds  of
                                        $10,500,000  for  the  sale  of  Palomar
                                        Community  Bank
                                   (b) Elimination of Palomar Community Bank assets/liabilities and equity
                                   (c) To record the write-off of goodwill associated with Palomar Community Bank, net of accumulated amortization

COMMUNITY  WEST  BANCSHARES
PRO  FORMA  CONSOLIDATED
STATEMENT  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  2000


                                                  Community West      Less: Palomar       Pro Forma        Community West
                                                    Bancshares     Community Bank (a)    Adjustments         Bancshares
                                                   Consolidated                                              Pro Forma
                                                  ---------------  -------------------  -------------     ----------------
INTEREST INCOME:
  Loans, including fees                           $    49,765,279  $       (5,050,612)                    $     44,714,667
  Federal funds sold                                    1,405,179            (320,401)                           1,084,778
  Investment securities                                   497,495            (388,724)                             108,771
  Time deposits in other financial institutions           113,236            (113,236)             -
                                                  ---------------  -------------------  -------------     ----------------

          Total interest income                        51,781,189          (5,872,973)             -            45,908,216
                                                  ---------------  -------------------  -------------     ----------------

INTEREST EXPENSE:
   Deposits                                            11,334,050          (2,530,653)                           8,803,397
   Bonds payable and other borrowings                  14,726,064                   -                           14,726,064
                                                  ---------------  -------------------  -------------     ----------------

      Total interest expense                           26,060,114          (2,530,653)             -            23,529,461
                                                  ---------------  -------------------  -------------     ----------------

NET INTEREST INCOME                                    25,721,075          (3,342,320)             -            22,378,755
                                                  ---------------  -------------------  -------------     ----------------

PROVISION FOR LOAN LOSSES                               6,793,812            (210,232)                           6,583,580
                                                  ---------------  -------------------  -------------     ----------------

NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                            18,927,263          (3,132,088)             -            15,795,175
                                                  ---------------  -------------------  -------------     ----------------

OTHER INCOME:
  Gains from loan sales, net                            7,491,243             (45,333)             -             7,445,910
  Income from sale of interest in subsidiary            2,080,000                   -                            2,080,000
  Loan servicing fees                                   2,790,151             (87,574)                           2,702,577
  Other loan fees - sold or brokered loans              1,825,703             (77,913)                           1,747,790
  Document processing fees                              1,116,556                   -                            1,116,556
  Service charges                                         559,142             (80,495)                             478,647
  Gain from sale of servicing asset                       186,531            (186,531)                                   -
  Other income                                            234,052             (59,683)                             174,369
                                                  ---------------  -------------------  -------------     ----------------

          Total other income                           16,283,378            (537,529)             -            15,745,849
                                                  ---------------  -------------------  -------------     ----------------

OTHER EXPENSES:
  Salaries and employee benefits                       15,241,058          (1,366,784)                          13,874,274
  Occupancy expenses                                    2,401,450            (299,406)                           2,102,044
  Depreciation expenses                                 1,517,218            (121,208)                           1,396,010
  Other operating expenses                              3,288,969            (241,654)                           3,047,315
  Loan servicing and collection expense                 2,325,770                   -                            2,325,770
  Professional services                                   949,416            (127,193)                             822,223
  Advertising expense                                     705,566             (93,085)                             612,481
  Data processing/ATM processing                          345,173            (211,361)                             133,812
  Postage & freight                                       294,994             (32,097)                             262,897
  Office supply expense                                   391,022             (48,456)                             342,566
  Amortization of intangible assets                       404,099            (391,708)                              12,391
  Impairment of goodwill                                2,110,303          (2,110,303)     2,110,303   b)        2,110,303
                                                  ---------------  -------------------  -------------     ----------------

          Total other expenses                         29,975,038          (5,043,255)     2,110,303            27,042,086
                                                  ---------------  -------------------  -------------     ----------------

INCOME BEFORE PROVISION (BENEFIT FROM)                  5,235,603           1,373,638   $ (2,110,303)     $      4,498,938
                                                  ---------------  -------------------  =============     ================
   FOR INCOME TAXES

PROVISION (BENEFIT FROM) FOR INCOME TAXES         $     2,538,466  $         (450,800)  $          -      $      2,087,666
                                                  ===============  ===================  =============     ================

NET INCOME                                        $     2,697,137  $        1,824,438   $ (2,110,303)     $      2,411,272
                                                  ===============  ===================  =============     ================


EARNINGS PER SHARE - BASIC                        $          0.44                                         $           0.39
                                                  ===============                                         ================

EARNINGS PER SHARES - DILUTED                     $          0.43                                         $           0.39
                                                  ===============                                         ================

COMMUNITY  WEST  BANCSHARES
PRO  FORMA  CONSOLIDATED
STATEMENT  OF  OPERATIONS
FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2001


                                                    Community West      Less: Palomar      Pro Forma         Community West
                                                      Bancshares     Community Bank (a)   Adjustments          Bancshares
                                                     Consolidated                                        Pro Forma Consolidated
                                                   ----------------  -------------------  ------------  ------------------------
INTEREST INCOME:
  Loans, including fees                            $    20,621,184   $       (2,437,861)                $            18,183,323
  Federal funds sold                                       730,544             (356,650)                                373,894
  Investment securities                                    211,569             (143,556)                                 68,013
  Time deposits in other financial institutions             69,325              (53,578)                                 15,747
                                                   ----------------  -------------------  ------------  ------------------------

          Total interest income                         21,632,622           (2,991,645)             -               18,640,977
                                                   ----------------  -------------------  ------------  ------------------------

INTEREST EXPENSE:
   Deposits                                              5,460,884           (1,170,744)                              4,290,140
   Bonds payable and other borrowings                    5,583,630                    -                               5,583,630
                                                   ----------------  -------------------  ------------  ------------------------

      Total interest expense                            11,044,514           (1,170,744)             -                9,873,770
                                                   ----------------  -------------------  ------------  ------------------------

NET INTEREST INCOME                                     10,588,108           (1,820,901)             -                8,767,207
                                                   ----------------  -------------------  ------------  ------------------------

PROVISION FOR LOAN LOSSES                                5,003,117             (115,214)                              4,887,903
                                                   ----------------  -------------------  ------------  ------------------------

NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                              5,584,991           (1,705,687)             -                3,879,304
                                                   ----------------  -------------------  ------------  ------------------------

OTHER INCOME:
  Gains from loan sales, net                             3,417,806               (1,720)             -                3,416,086
  Loan servicing fees                                    1,950,128               (2,130)                              1,947,998
  Loan origination fees - sold or brokered items         1,573,360              (48,228)                              1,525,132
  Document processing fees                                 922,818                    -                                 922,818
  Service charges                                          330,841              (53,995)                                276,846
  Other income                                             657,367              (32,676)                                624,691
  Proceeds from legal settlement                         7,000,000                    -                               7,000,000
                                                   ----------------  -------------------  ------------  ------------------------

          Total other income                            15,852,320             (138,749)             -               15,713,571
                                                   ----------------  -------------------  ------------  ------------------------

OTHER EXPENSES:
  Salaries and employee benefits                         8,795,184             (710,779)                              8,084,405
  Occupancy expenses                                     1,832,747             (223,834)                              1,608,913
  Other operating expenses                               1,303,522             (200,001)                              1,103,521
  Professional services                                    594,094              (36,828)                                557,266
  Loan servicing and collection expense                    583,445                    -                                 583,445
  Advertising expense                                      311,456              (54,612)                                256,844
  Data processing/ATM processing                           206,347             (104,021)                                102,326
  Postage & freight                                        181,284              (26,540)                                154,744
  Office supply expense                                    183,428              (27,060)                                156,368
  Amortization of intangible assets                        142,384             (142,384)                                      -
  Professional expenses associated with
  legal settlement                                       2,392,000                    -                               2,392,000
                                                   ----------------  -------------------  ------------  ------------------------

          Total other expenses                          16,525,891           (1,526,059)             -               14,999,832
                                                   ----------------  -------------------  ------------  ------------------------

INCOME BEFORE PROVISION (BENEFIT FROM)             $     4,911,420   $         (318,377)  $          -  $             4,593,043
                                                   ================  ===================  ============  ========================
   FOR INCOME TAXES

PROVISION (BENEFIT FROM) FOR INCOME TAXES          $      (146,685)  $         (176,700)  $          -  $              (323,385)
                                                   ================  ===================  ============  ========================

NET INCOME                                         $     5,058,105   $         (141,677)  $          -  $             4,916,428
                                                   ================  ===================  ============  ========================


EARNINGS PER SHARE - BASIC                         $          0.83                                      $                  0.81
                                                   ================                                     ========================

EARNINGS PER SHARES - DILUTED                      $          0.83                                      $                  0.80
                                                   ================                                     ========================



The unaudited pro forma consolidated statement of operations for the year ended December 31, 2000, and the six months ended June 30, 2001 are presented as if the disposition of Palomar Community Bank had taken place on January 1, 2000.
In accordance with SEC guidelines the impairment writedown accounted for year ending 2000, has been eliminated from the December 31, 2000 statement of operations. Any operational income subsequent to the period ending December 31, 2000 has been identified and reflected in these pro forma statements of operations.


The following adjustments have been made to the unaudited pro forma consolidated statement of operations:

                                   (a)  To  eliminate  Palomar  Community  Bank
                                        income  from  operations
                                   (b)  Elimination  of  the  impairment  of
                                        goodwill  relating  to Palomar Community
                                        Bank